UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 15, 2022

BMO 2022-C1 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001903688)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

KeyBank National Association

(Central Index Key number: 0001089877)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

SSOF SCRE AIV, L.P.

(Central Index Key number: 0001878059)

German American Capital Corporation

(Central Index Key number: 0001541294)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-01	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York		10036
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 28, 2022 (the “Closing Date”), BMO 2022-C1 Mortgage Trust (the “Issuing Entity”) issued the BMO 2022-C1 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-C1, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2022 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management, Situs Holdings, LLC and KeyBank National Association, each as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity filed with the Securities and Exchange Commission (the “Commission”) on March 7, 2022 under Commission File Number 333-255934-01. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Loan Combination (the “Coleman Highline Phase IV Loan Combination”) relating to the Mortgage Loan (the “Coleman Highline Phase IV Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Coleman Highline Phase IV was required to be serviced and administered pursuant to the pooling and servicing agreement governing the issuance of the BBCMS Mortgage Trust 2022-C14, Commercial Mortgage Pass Through Certificates, Series 2022-C14, dated as of February 1, 2022 (the “BBCMS 2022-C14 Pooling and Servicing Agreement”), among Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The BBCMS 2022-C14 Pooling and Servicing Agreement was filed as Exhibit 4.2 to the Current Report on Form 8-K with respect to the Issuing Entity filed with Commission on February 28, 2022 under Commission File Number 333-255934-01.

On March 15, 2022, the Servicing Shift Lead Note relating to the Coleman Highline Phase IV Loan Combination was contributed to the commercial mortgage securitization transaction (the “COLEM 2022-HLNE Securitization”) involving the issuance of the COLEM 2022-HLNE Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-HLNE (the “COLEM 2022-HLNE Certificates”). Upon the issuance of the COLEM 2022-HLNE Certificates, the servicing and administration of the Coleman Highline Phase IV Loan Combination is required to be transferred from the BBCMS 2022-C14 Pooling and Servicing Agreement to the trust and servicing agreement governing the issuance of the COLEM 2022-HLNE Certificates, dated as of March 15, 2022 (the “COLEM 2022-HLNE Trust and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Computershare Trust Company, National Association, as certificate administrator and custodian.

The COLEM 2022-HLNE Trust and Servicing Agreement is attached hereto as Exhibit 4.1.

The servicing terms of the COLEM 2022-HLNE Trust and Servicing Agreement applicable to the servicing of the Coleman Highline Phase IV Mortgage Loan are substantially similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on February 28, 2022 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-01, but will differ in certain respects as described below and, treating the COLEM 2022-HLNE Trust and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the Coleman Highline Phase IV Loan Combination becoming a specially serviced loan under the COLEM 2022-HLNE Trust and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the Coleman Highline Phase IV Loan Combination accruing at a rate of 0.25% per annum.
•	In connection with a workout of the Coleman Highline Phase IV Loan Combination, the related Outside Special Servicer will be entitled to a workout fee equal to 0.50% of each collection (other than default interest and excess interest) of interest and principal received on the corrected Loan Combination for so long as it remains a corrected Loan Combination.
•	The related Outside Special Servicer will be entitled to a liquidation fee of 0.50% of the related payments or proceeds received in connection with the liquidation of the Coleman Highline Phase IV Loan Combination or related REO Property. With respect to any collection period, the related Outside Special Servicer will only be entitled to receive a workout fee or a liquidation fee, but not both.
•	The Mortgaged Property relating to the Coleman Highline Phase IV Loan Combination will be subject to inspection not less frequently than once each year commencing in 2022, in a manner substantially similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	COLEM 2022-HLNE Trust and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 16, 2023	BMO COMMERCIAL MORTGAGE
SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2022-C1 – Form 8-K